Exhibit 99.1

DarkPulse, Inc. Discusses New Partnerships, Bridge Funding, and Upcoming Capital Opportunities with The Stock Day Podcast

Phoenix, May 25th, 2021 (Newsfile Corp.) -- The Stock Day Podcast welcomed DarkPulse, Inc. (DPLS)(“the Company”), a company that uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. CEO of the Company, Dennis O’Leary, joined Stock Day host Everett Jolly.

Jolly began the interview by commenting on the Company’s significant increase in its stock price over the past few months, and asked about a recent press release detailing the closing of $850K in bridge funding. “Those were sort of plans in the making,” explained O’Leary, adding that the funds will help the Company close their remaining convertible notes, as well as position them for the next capital tranche as they get closer to generating revenue.

Jolly then asked about the Company’s progress in eliminating toxic debt. “It is going very well,” said O’Leary. “We closed off a number of notes and we hope to be able to provide an update on that shortly,” he added. “The bulk of it is to get rid of the old debt and look for better types of funding vehicles. To that end, we’re reminding ourselves to get ready to file for an S3, which will bring us considerable capital opportunities.”

“Could you tell my listeners a little bit about your flagship product and what makes your company so special?”, asked Jolly. “BODTA, the technology itself, has been around for about 100 years. Currently, there are a lot of systems that are based on bright pulsing technologies, but our system is based on dark pulsing technologies. The difference comes down to resolution,” explained O’Leary. “[Bright pulse technologies] lack the resolution that we have,” continued O’Leary. “We can tell you what is going on inside the pipe before there is a leak,” he added. “If an operator decides they just want leak detection, we can bring them down to less than a square meter.”

“We have AI capabilities now and we really can drill down and tell you exactly what’s going on in real-time, second-by-second with a graphic interface anywhere on any device,” said O’Leary. “That is just not available anywhere out there yet.”

“Where are we at regarding the manufacturing of your system?”, asked Jolly. “Another big piece of the puzzle has fallen into place, we have been speaking with a very large electronics manufacturer in the United States for about a year and have gotten them onboard,” said O’Leary. “We’re going to have the bulk of the manufacturing done by this large manufacturing company,” he shared, noting that the Company’s Tempe facility will handle R&D and some assembly.

Jolly then asked about the Company’s recent partnerships, including the Bachner Group, Remote Intelligence LLC, and Unleash live. “These partnerships each bring a piece to the puzzle in terms of service offerings,” said O’Leary. “Unleash live gives us a graphic interface anywhere on any device in the world in real-time,” he shared. “Remote Intelligence gives us an eye in the sky, we’ll call it, and we can get a drone anywhere in any location within minutes,” said O’Leary. “Again, it’s bolstering the company’s plans or mission where we’re not just a hardware company, but a software-as-a-service (SaaS) company,” said O’Leary. “These guys are at the top of their game and that’s why we signed with them.”

The conversation then turned to the Company’s newest additions to their team. “The most recent one is Ken Davidson, who has more than 30 years of experience in oil and gas,” said O’Leary. “We have actually also brought on Dr. Joseph Catalino,” added O’Leary, noting that Dr. Catalino will now serve as their Chief Strategy Officer. “We are going to work hand-in-hand to bring this company forward.”

“When do you see revenues coming onboard?”, asked Jolly. “I think it looks like towards the end of quarter three or quarter four we should see some considerable contracts coming in,” said O’Leary. “We do have demonstrations lined up,” he said, adding that the Company is also securing an additional partnership to work with their demonstration facility. “We anticipate soon after the demonstration that we will be seeing some contracts.”

Jolly then asked about the possibility of larger scale funding in the future. “We’ve been speaking with a couple of different legal providers,” said O’Leary. “We feel like the path forward will be through an S3 filing, which may bring institutional money,” said O’Leary. “We’re getting away from these convertible variable types of discounted notes,” he added. “We’ve had some really good conversations and we’re pretty confident that once we get the S3 in place, we will see that considerable funding, which will bring us straight through to revenue.”

To close the interview, O’Leary shared that the Company is continuing to move forward and advance on their strategic goals. “We’re making the run to revenues,” said O’Leary. “I’m not going to let anything get in my way; I’m full speed ahead.”

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About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

DarkPulse Solutions, Inc.

media@DarkPulse.com

1.800.436.1436

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